Exhibit 99.(r)(3)

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE LIFE ACCOUNT I

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that William R. Cook, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, Post-Effective Amendment No. 27 and Amendment No. 11 under the Securities Act of 1933 and the Investment Company Act of 1940, respectively, to the Registration Statement of the PENN MUTUAL VARIABLE LIFE ACCOUNT I (the “Account”) on Form N-6, which relates to the offering of variable life insurance policies funded through the Account, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ William R. Cook	Date:	7/1/08
William R. Cook
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE LIFE ACCOUNT I

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Charisse R. Lillie, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for her and in her name, place and stead, Post-Effective Amendment No. 27 and Amendment No. 11 under the Securities Act of 1933 and the Investment Company Act of 1940, respectively, to the Registration Statement of the PENN MUTUAL VARIABLE LIFE ACCOUNT I (the “Account”) on Form N-6, which relates to the offering of variable life insurance policies funded through the Account, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.

/s/ Charisse R. Lillie	Date:	7/7/08
Charisse R. Lillie
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE LIFE ACCOUNT I

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Julia Chang Bloch, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for her and in her name, place and stead, Post-Effective Amendment No. 27 and Amendment No. 11 under the Securities Act of 1933 and the Investment Company Act of 1940, respectively, to the Registration Statement of the PENN MUTUAL VARIABLE LIFE ACCOUNT I (the “Account”) on Form N-6, which relates to the offering of variable life insurance policies funded through the Account, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.

/s/ Julia Change Bloch	Date:	7/3/08
Julia Chang Bloch
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE LIFE ACCOUNT I

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Joan P. Carter, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for her and in her name, place and stead, Post-Effective Amendment No. 27 and Amendment No. 11 under the Securities Act of 1933 and the Investment Company Act of 1940, respectively, to the Registration Statement of the PENN MUTUAL VARIABLE LIFE ACCOUNT I (the “Account”) on Form N-6, which relates to the offering of variable life insurance policies funded through the Account, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.

/s/ Joan P. Carter	Date:	7/9/08
Joan P. Carter
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE LIFE ACCOUNT I

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Edward G. Boehne, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, Post-Effective Amendment No. 27 and Amendment No. 11 under the Securities Act of 1933 and the Investment Company Act of 1940, respectively, to the Registration Statement of the PENN MUTUAL VARIABLE LIFE ACCOUNT I (the “Account”) on Form N-6, which relates to the offering of variable life insurance policies funded through the Account, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Edward G. Boehne	Date:	7/1/08
Edward G. Boehne
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE LIFE ACCOUNT I

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Alan B. Miller, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, Post-Effective Amendment No. 27 and Amendment No. 11 under the Securities Act of 1933 and the Investment Company Act of 1940, respectively, to the Registration Statement of the PENN MUTUAL VARIABLE LIFE ACCOUNT I (the “Account”) on Form N-6, which relates to the offering of variable life insurance policies funded through the Account, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Alan B. Miller	Date:	7/2/08
Alan B. Miller
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE LIFE ACCOUNT I

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Edmond F. Notebaert, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, Post-Effective Amendment No. 27 and Amendment No. 11 under the Securities Act of 1933 and the Investment Company Act of 1940, respectively, to the Registration Statement of the PENN MUTUAL VARIABLE LIFE ACCOUNT I (the “Account”) on Form N-6, which relates to the offering of variable life insurance policies funded through the Account, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ E. F. Notebaert	Date:	7/7/08
Edmond F. Notebaert
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE LIFE ACCOUNT I

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Robert H. Rock, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, Post-Effective Amendment No. 27 and Amendment No. 11 under the Securities Act of 1933 and the Investment Company Act of 1940, respectively, to the Registration Statement of the PENN MUTUAL VARIABLE LIFE ACCOUNT I (the “Account”) on Form N-6, which relates to the offering of variable life insurance policies funded through the Account, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Robert H. Rock	Date:	7/8/08
Robert H. Rock
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE LIFE ACCOUNT I

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Anthony M. Santomero, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, Post-Effective Amendment No. 27 and Amendment No. 11 under the Securities Act of 1933 and the Investment Company Act of 1940, respectively, to the Registration Statement of the PENN MUTUAL VARIABLE LIFE ACCOUNT I (the “Account”) on Form N-6, which relates to the offering of variable life insurance policies funded through the Account, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Anthony M. Santomero	Date:	7/1/08
Anthony M. Santomero
Trustee